SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Xtrackers Eurozone Equity ETF (EURZ)

Xtrackers MSCI ACWI ex USA ESG Leaders Equity ETF (ACSG)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

Xtrackers MSCI EAFE ESG Leaders Equity ETF (EASG)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF (EMSG)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

Xtrackers MSCI Latin America Pacific Alliance ETF (PACA)

Xtrackers MSCI South Korea Hedged Equity ETF (DBKO)

Xtrackers MSCI USA ESG Leaders Equity ETF (USSG)

Xtrackers Russell 1000 US Quality at a Reasonable Price ETF (QARP)

Xtrackers S&P 500 ESG ETF (SNPE)

The following disclosure is added to the “Principal Investment Strategies” section of each fund’s summary prospectus and summary section of each fund’s statutory prospectus, and the "Additional Information About the Funds’ Investment Strategies, Underlying Index and Risks – Additional Information about the Funds’ Investment Strategies" section of each fund's statutory prospectus:

While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.

The following disclosure is added to or replaces, as applicable, “Non-diversification risk” in the “Main Risks” section of each fund’s summary prospectus and summary section of each fund’s statutory prospectus, and the "Additional Information About the Funds’ Investment Strategies, Underlying Index and Risks – Further Discussion of Main Risks" of each fund's statutory prospectus:

Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.

The following sentence is added as the last sentence in the “Diversification Status” sub-section of “Investment Strategies and Risks” section of each fund’s Statement of Additional Information:

In reliance on no-action relief furnished by the Securities and Exchange Commission, the fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.

Please Retain This Supplement for Future Reference.

September 26, 2019